Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Open Text Corporation (the “Company”) for the year ended June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Paul McFeeters, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to (S) 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Paul McFeeters
Paul McFeeters Chief Financial Officer

Date: September 13, 2007